TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses and Summary Prospectuses dated May 1, 2016

* * *

Transamerica Partners Government Money Market

Transamerica Partners Institutional Government Money Market

The following sentence is added as the first sentence of the “Principal Investment Strategies” section of the Prospectuses and Summary Prospectuses:

The fund invests in securities through an underlying master fund having the same investment goals and strategies.

The following sentence is added to the end of the section entitled “More on Each Fund’s Strategies and Investments – Money Market Fund” of the Prospectuses:

The fund invests in securities through an underlying master fund (called a Portfolio) having the same investment goals and strategies. All references in this prospectus to a fund include that fund’s underlying portfolio, unless otherwise noted.

Investors Should Retain this Supplement for Future Reference

July 29, 2016